EXHIBIT 99.2

                          CELL POWER TECHNOLOGIES, INC.

        Introduction to Pro Forma Condensed Combined Financial Statements

                                   (Unaudited)

The following unaudited pro forma condensed combined financial statements give effect to the acquisition transaction of Portagy Corp. ("Portagy"). On August 11, 2006, Cell Power Technologies, Inc. ("Cell Power"), a public shell corporation, issued 16,051,413 shares of its common stock in exchange for all of the common and preferred stock of Portagy. As a result of the transaction, the former owners of Portagy became the controlling stockholders of Cell Power. Accordingly, the acquisition of Portagy by Cell Power is treated for accounting purposes as a reverse acquisition. The transaction is more fully described in
Note 5 to the unaudited financial statements of Portagy for the three months ended March 31, 2006.

The accompanying unaudited pro forma condensed combined balance sheet presents the balance sheet of Portagy and Cell Power as of March 31, 2006 as if the acquisition of Portagy by Cell Power occurred on that date. The accompanying unaudited pro forma combined statements of operations present the results of operations of Portagy and Cell Power for the three months ended March 31, 2006 and for the year ended December 31, 2005 as if the aforementioned transaction had occurred at the beginning of the respective periods.

The pro forma amounts have been developed from (a) the audited financial statements of Cell Power contained in its Form 10-KSB for the year ended October 31, 2005, (b) the unaudited financial statements of Cell Power contained in its Form 10-QSB for the three months ended April 30, 2006, (c) the audited financial statements of Portagy as of December 31, 2005 and for the period from February 25, 2005 (inception) to December 31, 2005, and (d) the unaudited financial statements of Portagy for the three months ended March 31, 2006.

The accompanying unaudited pro forma condensed combined financial statements are provided for illustrative purposes only and do not purport to represent what the actual combined results of operations or the combined financial position of Cell Power would have been had the acquisition occurred on the dates assumed, nor are they necessarily indicative of future combined results of operations or combined financial position.

                         CELL POWER TECHNOLOGIES, INC.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                  (unaudited)

                                                                      Historical                             Pro Forma
                                                           --------------------------------      -----------------------------------
                                                           April 30, 2006    March 31, 2006      Adjustments
                                                                                                 --------------
                                                             Cell Power          Portagy         Credit (Debit)           Combined
                                                           --------------    --------------      -------------          -----------
                                                                (1)                (2)
                        Assets

Current assets
  Cash                                                      $       658        $         8        $      --             $       666
  Prepaid expenses                                                9,474             72,750               --                  82,224
                                                            -----------        -----------        -----------           -----------
   Total current assets                                          10,132             72,758               --                  82,890

Prepaid distribution rights, net                                   --              376,667               --                 376,667
                                                            -----------        -----------        -----------           -----------

   Total assets                                             $    10,132        $   449,425        $      --             $   459,557
                                                            ===========        ===========        ===========           ===========

         Liabilities and shareholders' deficit

Current liabilities
  Notes payable to related parties                          $   104,301        $   121,500        $      --             $   225,801
  Accounts payable                                              124,442            368,970               --                 493,412
  Accrued expenses                                              132,595             11,688               --                 144,283
  Convertible notes payable                                     456,000               --             (456,000)(3)              --
                                                            -----------        -----------        -----------           -----------
    Total current liabilities                                   817,338            502,158           (456,000)              863,496
                                                            -----------        -----------        -----------           -----------

Shareholders' deficit
  Preferred stock
Series A convertible preferred stock                               --                2,250             (2,250)(4)              --
  Common stock, no par value
   23,277,673 shares issued and outstanding (5)               2,531,644              4,100             (4,100)(4)         2,531,644
  Additional paid-in capital (deficiency)                      (359,399)         1,781,950         (2,517,101)(4)        (1,094,550)
  Deferred compensation                                            --             (264,827)              --                (264,827)
  Deficit accumulated during development stage               (2,523,451)        (1,576,206)         2,523,451 (4)        (1,576,206)
  Less: treasury stock                                         (456,000)              --              456,000 (3)              --
                                                            -----------        -----------        -----------           -----------
    Total shareholders' deficit                                (807,206)           (52,733)           456,000              (403,939)
                                                            -----------        -----------        -----------           -----------

    Total liabilities and shareholders' deficit             $    10,132        $   449,425        $      --             $   459,557
                                                            ===========        ===========        ===========           ===========

         See notes to proforma condensed combined financial statements.

                          CELL POWER TECHNOLOGIES, INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                   (unaudited)

                                                                      Historical                            Pro Forma
                                                           ---------------------------------    -----------------------------------
                                                           For the three      For the three
                                                            months ended       months ended      Adjustments
                                                           April 30, 2006     March 31, 2006    -------------
                                                             Cell Power          Portagy        Debit (Credit)           Combined
                                                           --------------     --------------    --------------         ------------
                                                                (1)               (2)
Revenue
  Product sales                                            $       --         $       --         $       --            $       --
  Royalties                                                        --                 --                 --                    --
                                                           ------------       ------------       ------------          ------------
    Total revenue                                                  --                 --                 --                    --

Costs of goods sold
  Product costs                                                    --                 --                 --                    --
  Amortization of intangibles                                     7,500               --               (7,500)(3)              --
                                                           ------------       ------------       ------------          ------------
    Total cost of goods sold                                      7,500               --               (7,500)                 --
                                                           ------------       ------------       ------------          ------------

Gross profit                                                     (7,500)              --               (7,500)                 --

Operating expenses
  Salaries, commission and related taxes                         47,609             57,504            (47,609)(3)            57,504
  Bad debt expense                                               35,104               --              (35,104)(3)              --
  Impairment loss on intangible asset                           202,510               --             (202,510)(3)              --
  Depreciation and amortization                                    --               47,229               --                  47,229
  Other general and administrative                               15,332            292,025            (15,332)(3)           292,025
                                                           ------------       ------------       ------------          ------------
    Total operating expenses                                    300,555            396,758           (300,555)              396,758
                                                           ------------       ------------       ------------          ------------

Loss from operations                                           (308,055)          (396,758)          (308,055)             (396,758)

Other expenses (Income)
  Financing fees                                                   --              375,000               --                 375,000
  Interest expense                                               16,532                834            (16,532)(3)               834
                                                           ------------       ------------       ------------          ------------
    Total other expenses                                         16,532            375,834            (16,532)              375,834
                                                           ------------       ------------       ------------          ------------

Net loss                                                   $   (324,587)      $   (772,592)      $   (324,587)         $   (772,592)

Preferred stock dividend and other charges                         --               40,000               --                  40,000
                                                           ------------       ------------       ------------          ------------

Net loss applicable to common shareholders:                $   (324,587)      $   (812,592)      $   (324,587)         $   (812,592)
                                                           ============       ============       ============          ============
Net loss per share applicable to
 common shareholders - basic and diluted                   $      (0.06)                                               $      (0.04)
                                                           ============                                                ============

Weighted average shares of common
 stock outstanding - basic and diluted                        5,332,268                            14,337,201(4)         19,669,469
                                                           ============                          ============          ============

         See notes to proforma condensed combined financial statements.

                          CELL POWER TECHNOLOGIES, INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                   (unaudited)

                                                                       Historical                            Pro Forma
                                                            -----------------------------------   --------------------------------
                                                                               For the period
                                                                 For the      February 25, 2005
                                                               year ended       (inception)        Adjustments
                                                            October 30, 2005  December 31, 2005   -------------
                                                               Cell Power          Portagy        Debit (Credit)         Combined
                                                            ----------------  -----------------   --------------       ------------
Revenue
  Product sales                                               $    164,445      $       --             164,445 (3)     $       --
  Royalties                                                         66,542              --              66,542 (3)             --
                                                              ------------      ------------      ------------         ------------
    Total revenue                                                  230,987              --             230,987                 --

Costs of goods sold
  Product costs                                                    156,106              --            (156,106)(3)             --
  Amortization of intangibles                                       30,000              --             (30,000)(3)             --
                                                              ------------      ------------      ------------         ------------
    Total cost of goods sold                                       186,106              --            (186,106)                --
                                                              ------------      ------------      ------------         ------------

Gross profit                                                        44,881              --              44,881                 --

Operating expenses
  Salaries, commission and related taxes                           844,811           128,308          (844,811)(3)          128,308
  Depreciation and amortization                                       --             310,016              --                310,016
  Other general and administrative                                  69,685           365,290           (69,685)(3)          365,290
                                                              ------------      ------------      ------------         ------------
    Total operating expenses                                       914,496           803,614          (914,496)             803,614
                                                              ------------      ------------      ------------         ------------

Loss from operations                                              (869,615)         (803,614)         (869,615)            (803,614)

Other expenses
  Interest expense                                                   9,770              --              (9,770)(3)             --
  Late filing penalty on common stock registration                 132,595              --            (132,595)(3)             --
  Interest income                                                   (1,117)             --               1,117 (4)             --
                                                              ------------      ------------      ------------         ------------
    Total other expenses                                           141,248              --            (141,248)                --
                                                              ------------      ------------      ------------         ------------

Net loss                                                      $ (1,010,863)     $   (803,614)     $ (1,010,863)        $   (803,614)
                                                              ============      ============      ============         ============

Net loss per share applicable to
 common shareholders - basic and diluted                      $      (0.19)                                            $      (0.03)
                                                              ============                                             ============

Weighted average shares of common
 stock outstanding - basic and diluted                           5,359,593                          17,809,134 (4)       23,168,727
                                                              ============      ============      ============         ============


         See notes to proforma condensed combined financial statements.

                          CELL POWER TECHNOLOGIES, INC.

           Notes to Pro Forma Condensed Combined Financial Statements

                                   (Unaudited)

NOTE 1 - REVERSE ACQUISITION

On March 17, 2006, Portagy Corp. ("Portagy" or the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Cell Power Technologies, Inc. ("Cell Power") and Portagy Acquisition Corp., a Florida corporation and a wholly-owned subsidiary of Cell Power (the "Acquisition Sub"). On August 11, 2006, the Company, Cell Power, and the Acquisition Sub amended and closed the merger transaction contemplated under the Merger Agreement. As a result of the transaction, the Company became a wholly-owned subsidiary of Cell Power and the former owners of the Company became the controlling stockholders of Cell Power. Accordingly, the transaction is treated for accounting purposes as a reverse acquisition. Under the amended Merger Agreement, each share of the Company's common stock and preferred stock issued and outstanding immediately prior to the closing of the Merger was exchanged for approximately 2.445 shares or a total of 16,051,413 shares of Cell Power's common stock. Consequently, Cell Power had 23,277,673 shares of common stock issued and outstanding after the Merger.

The Company changed its fiscal year end from December 31 to October 31 and adopted Cell Power Technologies, Inc. as its corporate name.

NOTE 2 - PRO FORMA ADJUSTMENTS

In combining the entities, the following pro forma adjustments have been made:

         Pro Forma Condensed Combined Balance Sheet as of March 31, 2006

         (1) Derived from the unaudited condensed consolidated balance sheet of Cell Power as of April 30, 2006.

         (2) Derived from the unaudited condensed balance sheet of Portagy as of March 31, 2006.

         (3) To reflect the conversion of convertible notes payable into common stock and the issuance of treasury stock.

         (4) To record the recapitalization of Portagy and the issuance of 16,051,413 shares of Cell Power's common stock for all of Portagy's common and preferred stock.

         (5) The 23,277,673 shares of common stock issued and outstanding consist of 16,051,413 shares issued to the former owners of Portagy in exchange for all of the common and preferred stock of Portagy and 7,226,260 shares of the owners of Cell Power.

         Pro Forma Condensed Combined Statement of Operations for the Three Months Ended March 31, 2006

         (1) Derived from the unaudited condensed consolidated statements of operations of Cell Power for the three months ended April 30, 2006.

         (2) Derived from the unaudited condensed statements of operations of Portagy for the three months ended March 31, 2006.

         (3)      To eliminate the expenses of Cell Power.

         (4) To reflect the pro forma adjustment on the weighted average shares of common stock outstanding representing the shares of Portagy.

         Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2005

         (1) Derived from the audited consolidated statements of operations of Cell Power for the year ended October 31, 2005.

         (2) Derived from the audited statements of operations of Portagy for the period from February 25, 2005 (inception) to December 31, 2005.

         (3)      To eliminate the income and expenses of Cell Power.

         (4) To reflect the pro forma adjustment on the weighted average shares of common stock outstanding representing the shares of Portagy.